UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 13, 2008


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


         1-5721                                           13-2615557
(Commission File Number)                       (IRS Employer Identification No.)


   315 PARK AVENUE SOUTH, NEW YORK, NEW YORK                 10010
    (Address of Principal Executive Offices)              (Zip Code)


                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

      As of February 13, 2008, Leucadia National Corporation ("Leucadia"), through its subsidiary, Baldwin Enterprises, Inc., acquired voting power in excess of 20% of the outstanding common stock (the "Common Stock") of AmeriCredit Corp. ("AmeriCredit").

      As more fully described in the Statement on Schedule 13D, as amended, with respect to the Common Stock filed by Leucadia and the other reporting persons named therein, Leucadia has voting power with respect to (i) an aggregate of 12,095,240 shares of Common Stock purchased in open market transactions, (ii) an aggregate of 11,316,200 shares of Common Stock purchased from Jefferies & Company, Inc. ("Jefferies") in a negotiated transaction based on market price,
(iii) an aggregate of 975,000 shares of Common Stock purchased from Ramius Capital Advisors, L.L.C. ("Ramius") and its affiliates in a negotiated transaction based on market price, and (iv) an aggregate of 1,025,000 shares of Common Stock with respect to which Leucadia shares voting power with Ramius pursuant to a voting and proxy agreement. The aggregate 24,386,440 shares of Common Stock owned by Leucadia were acquired for aggregate consideration of $309,288,672.

      As previously disclosed by Leucadia, a subsidiary of Leucadia, and Jefferies and certain of its affiliates, each own 50% of Jefferies High Yield Holdings, LLC, and affiliates of Jefferies have provided investment banking services to Leucadia. Leucadia owns an approximate 8% interest in Ramius and also invests in certain funds managed by Ramius.

      Leucadia will now account for its investment in AmeriCredit under the equity method of accounting.

Item 9.01.  Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

      To be filed by amendment by May 1, 2008.

(b)   Pro Forma Financial Information.

      To be filed by amendment by May 1, 2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 15, 2008
                                    LEUCADIA NATIONAL CORPORATION


                                       /s/  Joseph A. Orlando
                                    --------------------------------
                                    Name:  Joseph A. Orlando
                                    Title: Vice President and Chief
                                           Financial Officer
























                                       3